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                                                                   EXHIBIT 10.18

                                                               EXECUTION VERSION


                     SECURED 7% CONVERTIBLE PROMISSORY NOTE

     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE ("BLUE SKY LAWS"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR DELIVERY TO THE COMPANY OF EVIDENCE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT AN EXEMPTION FROM REGISTRATION THEREUNDER IS AVAILABLE.

Dated August ___, 1997                                            $5,000,000.00

     FOR VALUE RECEIVED, AstroPower, Inc., a Delaware corporation (the "Company"), hereby promises to pay to the order of Corning Incorporated, a New York corporation ("Corning" or the "original holder"), the principal sum of Five Million Dollars ($5,000,000.00) together with interest thereon calculated from the date hereof, in accordance with the provisions of this Note.

     This Note is the 7% Convertible Promissory Note (the "Note") issued pursuant to a Note Purchase Agreement dated as of August 19, 1997, between the Company and Corning (the "Purchase Agreement"). The Purchase Agreement contains terms governing the rights and obligations of the holder of this Note, and all provisions of the Purchase Agreement are incorporated herein by reference. Unless otherwise indicated herein, capitalized terms used in this Note have the same meanings as set forth in the Purchase Agreement.

     This Note is secured by and entitled to the benefits of that certain Security Agreement dated as of the date hereof (the "Security Agreement") between the Company and Corning, to which reference is hereby made for the nature and extent of the security afforded thereby and the rights of Corning in respect of such security.

Part 1.  Payment of Interest
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         lA.  Rate of Interest.  Interest shall accrue at the rate of seven
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percent (7%) per annum on the unpaid principal amount of this Note outstanding from time to time. Interest shall be paid in cash or, at the option of the Company, in additional Notes having terms identical to this Note, except in respect of principal amount, dated as of the Payment Date (as defined below) with respect to which such interest is payable and having a principal amount equal to the amount of interest accrued and unpaid as of that Payment Date.

         lB.  Payment Dates.  On February 19, 1997, and on each subsequent
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August 19th and February 19th (each of which dates shall be a "Payment Date"), all unpaid interest that has
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accrued on the unpaid principal amount of this Note on and prior to such Payment
Date or on any overdue interest on this Note shall become due and payable.

         lC.  Payment upon Maturity or Prepayment.  All accrued interest that
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has not theretofore been paid shall be paid in full on the date on which the entire principal amount outstanding under this Note is paid, whether upon maturity or upon prepayment. In the event that any portion less than the entire outstanding principal amount of this Note is prepaid pursuant to paragraph 2B, the accrued interest applicable to such portion prepaid shall be paid as of the effective date of such partial prepayment.

         lD.  Saving Clause.  All agreements and transactions between the
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Company and the holder of this Note, whether now existing or hereafter arising, whether contained herein or in any other instrument, and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of the maturity hereof, prepayment, demand for prepayment or otherwise, shall the amount contracted for, charged or received by the holder of this Note from the Company for the use, forbearance or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the maximum amount permissible under applicable law, it particularly being the intention of the parties hereto to conform strictly to the applicable law of usury. Any interest payable hereunder or under any other instrument relating to the indebtedness evidenced hereby that is in excess of the legal maximum, shall, in the event of acceleration of maturity, prepayment, demand for prepayment or otherwise, be automatically, as of the date of such acceleration, prepayment, demand or otherwise, applied to a reduction of the principal indebtedness hereof and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of such principal, such excess shall be refunded to the Company. To the extent not prohibited by law, determination of the legal maximum rate of interest shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness, all interest at any time contracted for, charged or received from the Company in connection with the indebtedness, so that the actual rate of interest on account of such indebtedness is uniform throughout the term hereof.

Part 2.  Payment of Principal
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         2A.  Payment upon Maturity. The entire unpaid principal amount hereof
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shall be due and payable on August 18, 2001.

         2B.  Prepayment.   The Company may prepay all or any part of this Note
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at any time after August 18, 1999, in One Hundred Thousand Dollar ($100,000)
increments.   The Company shall give not less than sixty (60) days prior written notice of its intention to prepay any part of this Note.

Part 3.  Registration of Transfer
         ------------------------

         The Company shall keep at its principal office a register for the registration of Notes, which shall contain the name and address of the registered holder (herein referred to as the
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holder) of the Note and the principal and interest of the Note.   No transfer of
the Note or any right to receive payments under the Note shall be permitted unless made upon the Company's register. Upon the surrender of any Note or Notes at such place, the Company shall, at the request of the holder of such Note, execute and deliver (at the Company's expense) a new Note or Notes in exchange therefor representing in the aggregate the principal amount represented by the surrendered Note. Each such new Note shall be registered in such name and shall represent such principal amount of Note as is requested by the holder of the surrendered Note and shall be substantially identical in form to the surrendered Note, and interest shall accrue on such new Note from the date to which interest has been fully paid on such Note represented by the surrendered Note; provided that, if any Note is to be registered in the name of a person or persons other than the holder of the Note, there has been compliance with all laws applicable to such change of registered holder, including but not limited to federal and state securities laws.

Part 4.  Replacement
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         Upon receipt of evidence reasonably satisfactory to the Company of the ownership and the loss, theft, destruction or mutilation of any Note, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company, or, in the case of any such mutilation upon surrender of such Note, the Company shall (at its expense) execute and deliver in lieu of such Note, a new Note of like kind representing the principal amount of Note represented by such lost, stolen, destroyed or mutilated Note and dated the date of such lost, stolen, destroyed or mutilated Note, and interest shall accrue on the Note represented by such new Note from the date to which interest has been fully paid on such lost, stolen, destroyed or mutilated Note.

Part 5.  Cancellation
         ------------

         After all principal and accrued interest at any time owed on this Note has been paid in full, this Note shall be surrendered to the Company for cancellation and shall not be reissued.

Part 6.  Waiver of Notice, etc.
         ---------------------

         The Company hereby waives presentment, demand, notice, protest and all other demands and notice in connection with the delivery, acceptance, performance and enforcement of this Note, and assents to extension of the time of payment or forbearance or other indulgence without notice.

Part 7.  Events of Default
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         7A.  Events of Default. Each of the following shall constitute an Event
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of Default:

              (i) the Company fails to pay when due the full amount of any principal or interest on this Note whether at maturity or by acceleration or otherwise;
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              (ii)  the Company makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or an order, judgment or decree is entered adjudicating the Company bankrupt or insolvent; or the Company petitions or applies to any tribunal for the appointment of a trustee, receiver or liquidator of the Company or of any substantial part of the assets of the Company, or commences any proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced against the Company and either the Company takes any action indicating its approval thereof, consent thereto, or acquiescence therein or such petition, application or proceeding is not dismissed within ninety (90) days;

              (iii) the sale by the Company of a material part of the business or assets of the Company other than in the ordinary course of business;

              (iv) the taking, closing or nationalization of a material part of the business or assets of the Company by governmental or legal action. A "material part of the business or assets of the Company" means more than one-third of the total assets of the Company as set forth in its most recent audited consolidated financial statements ;

              (v) any representation or warranty of the Company set forth in the Purchase Agreement is shown to be, or becomes materially false or untrue as of the date of this Note;

              (vi) the Company shall violate any of the terms of the Security Agreement.

         7B.  Remedies.  Upon the occurrence and continuance of any Event or
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Events of default, the holders of a majority of the combined aggregate principal amount outstanding under this Note and any Notes issued in payment of accrued interest on Notes may, by written notice to the Company, declare all or any part of the unpaid principal amount of the Notes then outstanding to be forthwith due and payable, and thereupon such unpaid principal amount or part thereof, together with interest accrued thereon, shall become so due and payable without presentation, presentment, protest, notice of intent to accelerate, notice of acceleration, or further demand or notice of any kind, all of which are hereby expressly waived, and such holder or holders may proceed to enforce payment of such amount or part thereof in such manner as it or they may elect. The Company hereby waives to the extent not prohibited by applicable law which cannot itself be waived (i) all presentments, demands for performance, notices of nonperformance (except to the extent required by the provisions hereof), (ii) any requirement of diligence or promptness on the part of any holder of Notes in the enforcement of its rights under the provisions of this Note, and (iii) any and all notices of every kind and description which may be required to be given by any statute or rule of law.

Part 8.  Conversion
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         8A.  Conversion Procedure.
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              (i)   The holder of this Note may convert all or any portion of
the outstanding principal amount hereof (plus accrued but unpaid interest on such principal amount or portion thereof) held by such holder into a number of shares of the Company's Common Stock computed by dividing the principal amount of this Note (plus accrued but unpaid interest thereon) to be converted by the "Conversion Price" (as defined below in Part 8B).

              (ii) Each conversion will be deemed to have been effected as of the close of business on the date on which the instrument representing this Note has been surrendered at the principal office of the Company. At such time as such conversion has been effected, the rights of the holder of this Note as such holder will cease and the person or persons in whose name or names any certificate or certificates for shares of Common Stock are to be issued upon such conversion will be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

              (iii) As soon as possible after a conversion has been effected (but in any event within three (3) business days in the case of subparagraph (a) below), the Company will deliver to the converting holder:

                    (a) a certificate representing the number of shares of Common Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified (provided that, in the event that the name specified by the converting holder is other than that of the converting holder, the Company has received evidence satisfactory to Company counsel that the transfer of Common Stock from the converting holder to the person specified may be accomplished without violation of applicable law);

                    (b) a replacement Note having terms identical to those of this Note other than the principal amount, which shall be equal to portion of the principal amount of the original Note not converted; and

                    (c) the amount payable under subparagraph (vi) below with respect to fractional shares of Common Stock otherwise issuable upon such conversion.

              (iv) The issuance of certificates for shares of Common Stock upon conversion of this Note will be made without charge to the holder of such Note for any issuance tax in respect thereof or other cost incurred by the Company in connection with such conversion and the related issuance of shares of Common Stock. Upon conversion of this Note, the Company will take all such actions as are necessary in order to insure that the Common Stock issuable with respect to such conversion will be validly issued, fully paid and nonassessable.

              (v) The Company will not close its books against the transfer of this Note or of Common Stock issued or issuable upon conversion of this Note in any manner which interferes with the timely conversion of this Note.
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              (vi)  If any fractional interest in a share of Common Stock would, except for the provisions of this subparagraph (vi), be deliverable upon any conversion of this Note, the Company, in lieu of delivering the fractional share therefor, may at its option pay a cash adjustment for such fractional share equal to such fraction times the fair market value per share of the Common Stock at the close of business on the date of conversion, as determined in good faith by the board of directors of the Company.

              (vii) The provisions of this part 8 shall be subject to the limitations imposed by section 2B hereof.

         8B.  Conversion Price.  The Conversion Price shall be equal to the
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lesser of (a) Six and 00/100 dollars ($6.00) or (b) seventy-five percent (75%)
of the price per share received by the Company or its shareholders in respect of an initial public offering of Common Stock on or prior to the conversion of the
Note.   In order to prevent dilution of the conversion rights granted under this part 8, the Conversion Price will be subject to adjustment from time to time pursuant to this part 8.

         8C.  Subdivision or Combination of Common Stock.  If the Company at
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any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced, and if the Company at any time combines (by reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased.

         8D.  Reorganization, Reclassification, Consolidation, Merger or Sale.
              ---------------------------------------------------------------
Any reorganization, reclassification, consolidation, merger or sale of all or substantially all of the Company's assets to another Person which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation), stock, securities or amounts with respect to or in exchange for Common Stock is referred to herein as an "Organic Change."
Prior to the consummation of any Organic Change, the Company will make appropriate provisions (in form and substance satisfactory to the holders of a majority of the outstanding principal amount of Notes then outstanding) to insure that each of the holders of Notes will thereafter (for so long as such holders have the right to convert the Notes as provided in this part 8) have the right to receive, in lieu of or in addition to the shares of Common Stock immediately theretofore issuable upon the conversion of such holder's Notes, such shares of stock, securities or assets as such holder would have received in connection with such Organic Change if such holder had converted his Notes immediately prior to such Organic Change. In any such case, the Company will make appropriate provisions (in form and substance satisfactory to the holders of a majority of the outstanding principal amount of Notes then outstanding) to insure that the provisions of this part 8 will thereafter (for so long as such holders have the right to convert the Notes as provided in this part 8) be applicable to the Notes.

         8E.  Notices. Until the maturity of this Note:
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              (i)   Promptly upon any adjustment of the Conversion Price, the
Company will give written notice thereof to the holder of this Note.

              (ii) The Company will give written notice to the holder of this Note at least twenty (20) days prior to the date on which the Company closes its books or takes a record (a) with respect to any dividend or distribution upon Common Stock, (b) with respect to any pro rata subscription offer to holders of Common Stock or (c) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

              (iii) The Company will also give written notice to the holder of this Note at least thirty (30) days prior to the date on which any Organic Change will take place.

Part 9.  Amendment and Waiver
         --------------------

         No amendment, modification or waiver shall be binding or effective with respect to any provision of this Note without the prior written consent of the holders of at least sixty-seven percent (67%) of the combined aggregate principal amount of this Note and any additional Notes issued in payment of accrued interest then outstanding.

Part 10. Notices
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         Except as otherwise expressly provided, all notices referred to herein will be in writing and will be delivered by registered or certified mail, return receipt requested, postage prepaid and will be deemed to have been given when so mailed (i) to the Company, at its principal executive offices and (ii) to any holder of this Note, at such holder's address as it appears in the Note register maintained pursuant to part 3 hereof (unless otherwise indicated by any such holder).

         IN WITNESS WHEREOF, the Company has executed and delivered this Note on the date first above written.


ASTROPOWER, INC.


By:_______________________________
   Allen M. Barnett
   President